Bay View Transaction Corporation
Bay View 2003 LJ-1 Owner Trust
For Payment Date: July 25, 2005
For Collection Period: June 2005
For Determination Date: July 15, 2005

							LOAN
A. PRINCIPAL BALANCE RECONCILIATION	A-1	A-2	A-3	A-4	# LOANS	TOTAL	BALANCE
(A) Original Principal Balance	24,300,000.00	62,525,000.00	40,650,000.00	65,812,508.00	7,315	193,287,508.00	193,287,508.00
(B) Beginning Balance	0.00	0.00	17,921,110.89	65,812,508.00	4,222	83,733,618.89	83,733,618.89
(C) Collections (Regular Payments)	0.00	0.00	1,467,600.99	0.00	N/A	1,467,600.99	1,467,600.99
(D) Withdrawal from Payahead (Principal)	0.00	0.00	0.00	0.00	N/A	0.00	0.00
(E) Collections (Principal Payoffs)	0.00	0.00	2,111,825.58	0.00	108	2,111,825.58	2,111,825.58
(F) Gross Charge Offs (Prior Mo. End Bal)	0.00	0.00	153,033.18	0.00	7	153,033.18	153,033.18
(G) Principal Reductions (Other)(Partial chg-off)	0.00	0.00	4,310.03	0.00	N/A	4,310.03	4,310.03
(H) Repurchases	0.00	0.00	0.00	0.00	0	0.00	0.00

(I) Ending Balance	0.00	0.00	14,184,341.11	65,812,508.00	4,107	79,996,849.11	79,996,849.11

(J) Certificate Factor	0.000000%	0.000000%	34.893828%	100.000000%	56.144908%	41.387491%	41.387491%

Notional Principal Balance: Class I
(K) Beginning							48,958,934.26
(L) Reduction							3,736,769.78

(M) Ending							45,222,164.48

Notional Principal Balance: Companion Component
(N) Beginning							34,774,684.63
(O) Reduction							—

(P) Ending							34,774,684.63

B. CASH FLOW RECONCILIATION							TOTALS

(A) CASH WIRED-PRINCIPAL AND INTEREST COLLECTIONS							4,177,660.60

(B) INTEREST WIRED — COLLECTION ACCOUNT & PAYAHEAD ACCOUNT							11,940.05
(C) WITHDRAWAL FROM PAYAHEAD ACCOUNT							0.00
1) allocable to principal							0.00
2) allocable to interest							0.00
(D) ADVANCES							5,432.41
(E) REPURCHASES							0.00

(F) GROSS CHARGE OFF RECOVERIES							81,475.71

(G) SPREAD ACCOUNT WITHDRAWAL							0.00
(H) Policy Draw for “I” Interest							0.00
(I) Policy Draw for “A-1” Interest or Ultimate Principal							0.00
(J) Policy Draw for “A-2” Interest or Ultimate Principal							0.00
(K) Policy Draw for “A-3” Interest or Ultimate Principal							0.00
(L) Policy Draw for “A-4” Interest or Ultimate Principal							0.00

TOTAL COLLECTIONS							4,276,508.77

C. TRUSTEE DISTRIBUTION							TOTAL

(A) TOTAL CASH FLOW							4,276,508.77
(B) DEPOSIT TO PAYAHEAD							493.61
(C) Indenture Trustee Fee (not to exceed $20,000)							1,833.33
(D) UNRECOVERED INTEREST ADVANCES							2,036.50
(E) SERVICING FEE (DUE AND UNPAID)							69,778.02
(F) Standby Servicing Fee (not to exceed $50,000)							3,140.01
(G) Owner Trustee Fee (not to exceed $25,000)							0.00
(H) INTEREST TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(I) INTEREST TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(J) INTEREST TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE							36,290.25
(K) INTEREST TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE							188,662.52
(L) Interest to “I” Certificate Holders, including Overdue							59,158.71
(M) PRINCIPAL TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(N) PRINCIPAL TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(O) PRINCIPAL TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE							3,736,769.78
(P) PRINCIPAL TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(Q) Policy Premium and Unreimbursed Draws							23,332.41
(R) Spread Account (up to the Requisite Amount)							0.00
(S) Additional Unpaid Standby Servicing Fee							0.00
(T) Additional Unpaid Indenture Trustee Fee							0.00
(U) Additional Unpaid Owner Trustee Fee							0.00
(V) Interests Advance Recovery Payments							2,367.59

(W) EXCESS YIELD							152,646.04

BALANCE							0.00

D. SPREAD ACCOUNT							SPREAD ACCOUNT

(A) BEGINNING BALANCE							5,920,088.93
(B) ADDITIONS TO SPREAD AMOUNT							152,646.04
(C) INTEREST EARNED							13,990.63
(D) DRAWS							0.00
(E) REIMBURSEMENT FOR PRIOR DRAWS							N/A
(F) DISTRIBUTION OF FUNDS TO SERVICER							N/A
(G) PRIOR MONTH DISTRIBUTION OF FUNDS TO ISSUER							121,463.69

(H) ENDING BALANCE							5,965,261.91

(I) REQUIRED BALANCE							5,798,625.24

(J) CURRENT MONTH DISTRIBUTION OF FUNDS TO ISSUER							166,636.67

Bay View Transaction Corporation
Bay View 2003 LJ-1 Owner Trust
For Payment Date: July 25, 2005
For Collection Period: June 2005
For Determination Date: July 15, 2005

	NUMBER	BALANCE
E. CURRENT RECEIVABLES DELINQUENCY

# PAYMENT DELINQUENCY
(A) 31-60	22	391,709
(B) 61-90	7	120,154

(C) TOTAL	29	511,863

(D) 90+ days	5	95,207.55

F. REPOSSESSIONS

(A) COLLECTION PERIOD REPOSSESSIONS (CURRENT PERIOD END BAL)	5	138,607
(B) AGGREGATE REPOSSESSIONS	163	3,934,693
(C) UNLIQUIDATED REPOSSESSIONS	9	215,871

G. PAYAHEAD RECONCILIATION

(A) BEGINNING BALANCE		4,827.05
(B) DEPOSIT		493.61
(C) WITHDRAWAL		0.00

(D) ENDING BALANCE		5,320.66

PERFORMANCE TEST
H. DELINQUENCY RATIO (30+)

	DELINQUENT
	MONTH	POOL	DELINQUENCY
MONTH	BALANCE	BALANCE	%
(A) CURRENT	511,863.17	79,996,849.11	0.6399%
(B) 1ST PREVIOUS	653,948.37	83,733,618.89	0.7810%
(C) 2ND PREVIOUS	349,349.14	87,406,894.93	0.3997%

(D) THREE MONTH ROLLING AVERAGE	505,053.56	83,712,454.31	0.6068%

		ORIGINAL	Default
I. CUMULATIVE DEFAULT RATE	MONTH	POOL	Rate %
	BALANCE	BALANCE
(A) Defaulted Receivables (Current Period)	207,743.21
(B) Cumulative Defaulted Receivables (Prior Month)	4,779,936.27
(C) Cumulative Defaulted Receivables (Current Month)	4,987,679.48	193,287,508.00	2.58%

	MONTH	ORIGINAL POOL
J. CUMULATIVE NET LOSS RATE	BALANCE	BALANCE	Net Loss Rate %
(A) Collection Period Charge-Off receivables	157,343.21
(B) 50% of Purchase Receivables with scheduled payment delinquent more than 30 days	—
(C) Aggregate Cram Down Losses during period	—
(D) Less: Recoveries (current month)	81,475.71
(E) Prior Period Adjustment	—
(F) Net Losses current period	75,867.50
(G) Prior Period cumulative net losses	2,677,252.01
(H) Cumulative Net Losses (current period)	2,753,119.51	193,287,508.00	1.42%

(I) Total Defaults	207,743.21
(J) 50% of defaulted Receivables (not included in Collection Period Charge-Off Receivables)	103,871.61

(K) Cumulative net losses including 50% of defaults	2,856,991.12	193,287,508.00	1.48%

K. EXTENSION RATE	MONTH	POOL	Extension
	BALANCE	BALANCE	Rate %
(A)Principal Balance of Receivables extended during current period (not to exceed 1% of Original Pool Balance)	250,318.60	79,996,849.11	0.31%

L. LOCKBOX TEST	AMOUNT	NUMBER
(A) Total Payments to Lockbox (Current Month)	2,112,683.26	3,766
(B) Total Payments (Current Month)	4,259,136.31	4,175
(C) Lockbox Payment Percentage		90.20%

M. FINANCIAL COVENANTS
(A) Monthly BVAC capital (at least $50MM)		50,000
(B) Monthly BVAC cash and working capital borrowing capacity (at least $5MM)		10,258
(C) Monthly BVAC net worth (at least $20MM)		62,550

N. WAC-Weighted Average Coupon		8.604
O. WAM-Weighted Average Maturity		54.1

/s/ Lisa Staab	APPROVED BY:	/s/ Robert Windelspecht

Prepared by: Lisa Staab		Robert Windelspecht
VP, Controller		Bay View Acceptance Corp
Bay View Acceptance Corp